Exhibit 99.1


               Summary Unaudited Pro Forma Combined Financial Data

     The following unaudited pro forma combined financial statements give effect to the proposed merger of Shire Pharmaceuticals Group plc ("Shire") and BioChem Pharma Inc. ("BioChem") as a pooling of interests under U.S. GAAP. The unaudited pro forma condensed balance sheet presents the combined financial position of Shire and BioChem as of September 30, 2000 assuming that the proposed merger has occurred as of September 30, 2000. The unaudited pro forma statements for the years ended December 31, 1999, 1998 and 1997 and for the nine months ended September 30, 2000 reflect the combination of the historical results of operations of Shire and BioChem, along with certain adjustments necessary to conform accounting policies of the two companies. Such pro forma information is based upon the historical financial statements of Shire and BioChem and has been prepared to illustrate the effects of the merger. In calculating the Shire/BioChem pro forma information, an average ADS trading price in the range $47.20 to $70.80 has been assumed. You should read the pro forma combined financial data in conjunction with the historical financial statements of Shire and BioChem incorporated by reference into Shire's proxy statement prepared in connection with the merger of Shire and BioChem, filed with the SEC on January 17, 2001. The pro forma combined financial data are presented for illustrative purposes only and are not necessarily indicative of any future results of operations or the results that might have occurred if the merger had actually occurred on the indicated dates.

                                        Unaudited Pro Forma Combined Condensed Income Statement
                                                 Nine months ended September 30, 2000

                                                                                                                     Shire Bio-
                                                                                                                       Chem
                                          Shire                                 BioChem                              Pro Form
                                      -----------  -------------  ------------  -----------  -----------   --------- ----------
                                                                                             Accounting
                                                     Canadian       Canadian     U.S. GAAP     policy         U.S.
                                       U.S. GAAP       GAAP           GAAP      adjustments  alignments      GAAP     U.S. GAAP
                                         $'000      CAN$'000(1)     $'000(2)    $'000(3)/(4)   $'000(6)      $'000     $'000
                                      -----------  -------------  ------------  -----------  -----------   --------- ----------

                                                          (In thousands, except per share and per ADS amounts)

Total revenue.....................        380,605      230,728       141,568            --      (29,225)    112,343    492,948
Operating expenses................       (312,809)    (103,350)      (68,407)       (3,424)          11     (71,820)  (384,629)
Operating income/(loss)...........         67,796      127,378        73,161        (3,424)     (29,214)     40,523    108,319
Interest income...................          4,264           --         7,842            --        1,151       8,993     13,257
Interest expense..................         (8,563)          --        (3,100)           --           --      (3,100)   (11,663)
Other income/(expenses), net......            113      141,220       102,381         4,019           --     106,400    106,513
Income/(loss) before income taxes.         63,610      268,598       180,284           595      (28,063)    152,816    216,426
Income taxes......................        (25,292)     (11,989)       (7,224)           --          473      (6,751)   (32,043)
Share of loss of company subject               --       (2,155)           --            --           --          --         --
to significant influence..........
Net income/(loss) from continuing
operations........................         38,318      254,454       173,060           595      (27,590)    146,065    184,383
Earnings/(loss) from continuing
operations per ordinary share
--basic............................        $0.15        CAN$2.51           --            --           --      $1.44
--diluted..........................        $0.15        CAN$2.43           --            --           --      $1.42
Weighted average ordinary shares
outstanding
--basic............................        251,191      101,199            --            --           --     101,199
--diluted..........................        259,640      107,946            --        (5,078)          --     102,868
Pro forma information based on
exchange ratio of 1.8814 (7), (8)
Pro forma earnings/(loss) from
continuing operations per
ordinary share
--basic............................                                                                                       $0.42
--diluted..........................                                                                                       $0.41
Pro forma weighted average
ordinary shares outstanding
--basic............................                                                                                     441,586
--diluted..........................                                                                                     453,176
Pro forma information based on
exchange ratio of 2.3517
Pro forma earnings/(loss)from
continuing operations per
ordinary share
--basic............................                                                                                       $0.38
--diluted..........................                                                                                       $0.37
Pro forma weighted average
ordinary shares outstanding
--basic............................                                                                                     489,180
--diluted..........................                                                                                     501,555
Pro forma information based on
exchange ratio of 1.5678
Pro forma earnings/(loss) from
continuing operations per
ordinary share
--basic............................                                                                                       $0.45
--diluted..........................                                                                                       $0.44
Pro forma weighted average
ordinary shares outstanding
--basic............................                                                                                     409,850
--diluted..........................                                                                                     420,917



                                        Unaudited Pro Forma Combined Condensed Income Statement
                                                     Year ended December 31, 1999

                                                                                                               Shire Bio-
                                                                                                                 Chem
                                     Shire                                 BioChem                              Pro Form
                                 -----------  -------------  ------------  -----------  -----------   --------- ----------
                                                                                        Accounting
                                                Canadian       Canadian     U.S. GAAP     policy         U.S.
                                  U.S. GAAP       GAAP           GAAP      adjustments  alignments      GAAP     U.S. GAAP
                                    $'000      CAN$'000(1)     $'000(2)    $'000(3)/(4)   '000(6)       $'000      $'000
                                 -----------  -------------  ------------  -----------  -----------   --------- ----------

                                                  (in thousands, except per share and per ADS amounts)

Total revenue...................      401,532      290,275     185,694           --      (49,973)     135,721      537,253
Operating expenses..............     (477,600)    (135,166)    (93,179)      (3,128)          --      (96,307)    (573,907)
Operating income/(loss).........      (76,068)     155,109      92,515       (3,128)     (49,973)      39,414      (36,654)
Interest income.................        7,349           --       5,066           --        3,542        8,608       15,957
Interest expense................       (9,742)          --      (1,902)          --           --       (1,902)     (11,644)
Other income/(expenses), net....         (475)      24,181      23,122       (3,896)          --       19,226       18,751
Income/(loss) before income           (78,936)     179,290     118,801       (7,024)     (46,431)      65,346      (13,590)
taxes...........................
Income taxes....................      (16,062)     (12,091)     (6,500)          --          899       (5,601)     (21,663)
Net income/(loss) from
continuing operations...........      (94,998)     167,199     112,301       (7,024)     (45,532)      59,745      (35,253)
Earnings/(loss) from continuing
operations per ordinary share
--basic..........................      $(0.39)      CAN$1.59         --           --           --       $0.57
--diluted........................      $(0.39)      CAN$1.57         --           --           --       $0.56
Weighted average ordinary shares
outstanding
--basic..........................      244,699      105,313          --           --           --      105,313
--diluted........................      244,699      111,945          --       (4,971)          --      106,974
Pro forma information based on
exchange ratio of 1.8814 (7),
(8)
Pro forma earnings/(loss) from
continuing operations per
ordinary share
--basic..........................                                                                                    $(0.08)
--diluted........................                                                                                    $(0.08)
Pro forma weighted average
ordinary shares outstanding
--basic..........................                                                                                   442,834
--diluted........................                                                                                   442,834
Pro forma information based on
exchange ratio of 2.3517
Pro forma earnings/(loss) from
continuing operations per
ordinary share
--basic..........................                                                                                    $(0.07)
--diluted........................                                                                                    $(0.07)
Pro forma weighted average
ordinary shares outstanding
--basic..........................                                                                                   492,363
--diluted........................                                                                                   492,363
Pro forma information based on
exchange ratio of 1.5678
Pro forma earnings/(loss) from
continuing operations per
ordinary share
--basic..........................                                                                                    $(0.09)
--diluted........................                                                                                    $(0.09)
Pro forma weighted average
ordinary shares outstanding
--basic..........................                                                                                   409,808
--diluted........................                                                                                   409,808


                                        Unaudited Pro Forma Combined Condensed Income Statement
                                                     Year ended December 31, 1998

                                                                                                               Shire Bio-
                                                                                                                 Chem
                                     Shire                                 BioChem                              Pro Form
                                 -----------  -------------  ------------  -----------  -----------   --------- ----------
                                                                                        Accounting
                                                Canadian       Canadian     U.S. GAAP     policy         U.S.
                                  U.S. GAAP       GAAP           GAAP      adjustments  alignments      GAAP     U.S. GAAP
                                    $'000      CAN$'000(1)     $'000(2)    $'000(3)/(4)  $'000(6)       $'000      $'000
                                 -----------  -------------  ------------  -----------  -----------   --------- ----------


                                                        (In thousands, except per share and per ADS amounts)

Total revenue...................      308,984      224,965      141,493            --     (14,572)     126,921       435,905
Operating expenses..............     (285,748)     (99,016)     (68,054)           --          --      (68,054)     (353,802)
Operating income/(loss).........       23,236      125,949       73,439            --     (14,572)      58,867        82,103
Interest income.................        6,398           --        6,654            --       2,673        9,327        15,725
Interest expense................       (6,511)          --         (137)           --          --         (137)       (6,648)
Other income/(expenses), net....          440           --        4,661       (85,090)         --      (80,429)      (79,989)
Income/(loss) before income            23,563      125,949       84,617       (85,090)    (11,899)     (12,372)       11,191
taxes...........................
Income taxes....................       (2,991)      (9,479)      (5,131)           --         457       (4,674)       (7,665)
Non-controlling interest........           --        1,428           --            --          --           --            --
Net income/(loss) from
continuing operations...........       20,572      117,898       79,486       (85,090)    (11,442)     (17,046)        3,526
Earnings/(loss) from continuing
operations per ordinary share
--basic..........................       $0.09       CAN$1.09          --            --          --       $(0.16)
--diluted(9).....................       $0.08       CAN$1.09          --            --          --       $(0.16)
Weighted average ordinary shares
outstanding
--basic..........................      234,045      108,443           --            --          --      108,443
--diluted(9).....................      242,806      115,174           --            --          --      108,443
Pro forma information based on
exchange ratio of 1.8814 (7),(8)
Pro forma earnings/(loss) from
continuing operations per
ordinary share
--basic..........................                                                                                       $0.01
--diluted........................                                                                                       $0.01
Pro forma weighted average
ordinary shares outstanding
--basic..........................                                                                                     438,069
--diluted........................                                                                                     446,831
Pro forma information based on
exchange ratio of 2.3517
Pro forma earnings/(loss) from
continuing operations per
ordinary share
--basic..........................                                                                                       $0.01
--diluted........................                                                                                       $0.01
Pro forma weighted average
ordinary shares outstanding
--basic..........................                                                                                     489,069
--diluted........................                                                                                     497,831
Pro forma information based on
exchange ratio of 1.5678
Pro forma earnings/(loss) from
continuing operations per
ordinary share
--basic..........................                                                                                       $0.01
--diluted........................                                                                                       $0.01
Pro forma weighted average
ordinary shares outstanding
--basic..........................                                                                                     404,061
--diluted........................                                                                                     412,823

                                        Unaudited Pro Forma Combined Condensed Income Statement
                                                     Year ended December 31, 1997
                                                                                                               Shire Bio-
                                                                                                                 Chem
                                     Shire                                 BioChem                              Pro Form
                                 -----------  -------------  ------------  -----------  -----------   --------- ----------
                                                                                        Accounting
                                                Canadian       Canadian     U.S. GAAP     policy         U.S.
                                  U.S. GAAP       GAAP           GAAP      adjustments  alignments      GAAP     U.S. GAAP
                                    $'000      CAN$'000(1)     $'000(2)    $'000(3)/(4)  $'000(6)       $'000      $'000
                                 -----------  -------------  ------------  -----------  -----------   --------- ----------


                                    (In thousands, except per share and per ADS amounts)

Total revenue...................      191,554      162,860     107,102            --           --      107,102       298,656
Operating expenses..............     (277,395)     (76,382)    (56,922)           --           --      (56,922)     (334,317)
Operating income/(loss).........      (85,841)      86,478      50,180            --           --       50,180       (35,661)
Interest income.................        6,547           --       7,555            --           --        7,555        14,102
Interest expense................         (964)          --        (370)           --           --         (370)       (1,334)
Other income/(expenses), net....       (2,474)          --         410            --           --          410        (2,064)
Income/(loss) before income           (82,732)      86,478      57,775            --           --       57,775       (24,957)
taxes...........................
Income taxes....................       (1,420)      (4,000)     (1,660)           --           --       (1,660)       (3,080)
Non-controlling interest........           --        1,797          --            --           --           --            --
Share of loss of company
subject to                                 --       (6,595)         --            --           --           --            --
significant influence...........
Net income/(loss) from
continuing                            (84,152)      77,680      56,115            --           --       56,115       (28,037)
operations......................
Earnings/(loss) from continuing
operations per ordinary share
--basic..........................      $(0.45)      CAN$0.72         --            --           --        $0.52
--diluted........................      $(0.45)      CAN$0.72         --            --           --        $0.51
Weighted average ordinary
shares outstanding
--basic..........................      185,153      108,153          --            --           --      108,153
--diluted........................      185,153      114,229          --        (4,414)          --      109,815
Pro forma information based on
exchange ratio of 1.8814 (7),
(8)
Pro forma earnings/(loss) from
continuing operations per
ordinary share
--basic..........................                                                                                      $(0.07)
--diluted........................                                                                                      $(0.07)
Pro forma weighted average
ordinary shares outstanding
--basic..........................                                                                                     388,632
--diluted........................                                                                                     388,632
Pro forma information based on
exchange ratio of 2.3517
Pro forma earnings/(loss) from
continuing operations per
ordinary share
--basic..........................                                                                                      $(0.06)
--diluted........................                                                                                      $(0.06)
Pro forma weighted average
ordinary shares outstanding
--basic..........................                                                                                     439,496
--diluted........................                                                                                     439,496
Pro forma information based on
exchange ratio of 1.5678
Pro forma earnings/(loss) from
continuing operations per
ordinary share
--basic..........................                                                                                      $(0.08)
--diluted........................                                                                                      $(0.08)
Pro forma weighted average
ordinary shares outstanding
--basic..........................                                                                                     354,715
--diluted........................                                                                                     354,715

                                         Unaudited Pro Forma Combined Condensed Balance Sheet
                                                        As at September 30, 2000

                                                                                                                    Shire Bio-
                                                                                                                      Chem
                                     Shire                                 BioChem                                   Pro Form
                                 -----------  -------------  ------------  -----------  -----------   ---------     ----------
                                                                                        Accounting
                                                Canadian       Canadian     U.S. GAAP     policy         U.S.
                                  U.S. GAAP       GAAP           GAAP      adjustments  alignments      GAAP         U.S. GAAP
                                    $'000      CAN$'000(1)     $'000(2)    $'000(3)/(4)  $'000(6)       $'000          $'000
                                 -----------  -------------  ------------  -----------  -----------   ---------      ----------


ASSETS
Current assets:
Cash and current investments.....      169,663       403,214    267,571              --        12,882      280,453        450,116
Accounts receivable, net.........       89,630        79,104     52,552              --            --       52,552        142,182
Inventories, net.................       38,665         4,117      2,733              --            --        2,733         41,398
Other current assets.............       22,240         2,505      1,663              --         2,757        4,420         26,660
Total current assets.............      320,198       488,940    324,519              --        15,639      340,158        660,356
Property, plant and equipment,          28,649       151,526     82,171          (2,706)           --       79,465        108,114
net..............................
Intangible assets, net...........      538,255        16,585     29,865          (3,722)           --       26,143        564,398
Other assets.....................       29,182       154,559    101,305              --        (5,929)      95,376        124,558
Total assets.....................      916,284       811,610    537,860          (6,428)        9,710      541,142      1,457,426
LIABILITIES AND SHAREHOLDERS'
EQUITY
Current liabilities:
Current instalments of long term         1,412       120,624     80,042              --            --       80,042         81,454
debt.............................
Accounts payable and accrued            77,828        45,292     30,091              --         3,792       33,883        111,711
expenses.........................
Other current liabilities........       29,075            --         --              --            --           --         29,075
Total current liabilities........      108,315       165,916    110,133              --         3,792      113,925        222,240
Long term debt, including
capital lease obligations........      126,413         8,550      5,673              --            --        5,673        132,086
Other long term liabilities......          422            --         --              --            --           --            422
Shareholders' equity.............      681,134       637,144    422,054          (6,428)        5,918      421,544      1,102,678
Total liabilities and                  916,284       811,610    537,860          (6,428)        9,710      541,142      1,457,426
shareholders' equity.............

-----------
Notes

1. The Canadian GAAP condensed financial information presented in thousands of Canadian dollars as of and for the nine months ended September 30, 2000 has been derived from the uanaudited consolidated financial statements of BioChem. The Canadian GAAP condensed financial information presented in thousands of Canadian dollars for the years ended December 31, 1997, 1998 and 1999 has been derived from the audited consolidated financial statements of BioChem, incorporated by reference into Shire's proxy statement prepared in connection with the merger of Shire and BioChem, filed with the SEC on January 17, 2001.

2. The Canadian GAAP condensed financial information presented in thousands of Canadian dollars has been translated to U.S. dollars in the following manner:

o Assets and liabilities have been translated using exchange rates at the end of each reporting period.

o Revenues and expenses were translated at the average exchange rates prevailing during the period.

o Share capital balances have been translated at historical rates in effect at the time the capital transactions occurred.

o Cumulative translation gains and losses are reported as a separate component of shareholders' equity.

     All translations were calculated using the following weighted average and period end exchange rates:

                                         Year ended            Year ended            Year ended          Nine months ended
       U.S. dollars per C$1.00           December 31, 1997     December 31, 1998     December 31, 1999   September 30, 2000
       -----------------------           -----------------     -----------------     -----------------   ------------------

      --weighted average.............           0.7223               0.6743               0.6730               0.6794
      --period end...................           0.6997               0.6534               0.6929               0.6636

-----------

(i) For the translation of CliniChem, the translation for the period ended December 31, 1998 is 0.6582.

3. Adjustments reflecting the differences between Canadian GAAP and U.S. GAAP are as follows:


                                                   Year ended            Year ended           Year ended        Nine months ended
                                                December 31, 1997    December 31, 1998    December 31, 1999     September 30, 2000
                                                      $'000                $'000                $'000                 $'000
                                                -----------------    -----------------    -----------------     ------------------


           Deferred charges (a)..........                  --                    --               (3,128)             (3,424)
           Share of loss in a company
           subject to significant
           influence(b)..................                  --                    --               (3,496)              3,528
           Deferred foreign exchange
           losses(c).....................                  --                   (86)                (400)                491
           Loss on disposal of a long term
           investment (d)................                  --               (85,004)                   --             --

                                                                            (85,090)              (7,024)                595

(a)  Deferred charges
     Statement of Position 98-5 "Reporting on the Costs of Start-Up Activities" ("SOP 98-5"), issued by the AICPA states that the costs of start-up activities should be expensed as incurred. Pursuant to SOP 98-05, the unamortized deferred charges consisting primarily of start-up costs have been written off in the income statement under the caption "operating expenses".

     Adjustments (b) through (d) below appear in the pro forma income statements under the caption "other income/(expenses), net".

(b) Share of loss in a company subject to significant influence Under U.S. GAAP, the total investment in North American Vaccine Inc. (NAVA) is reduced by $3,128,000 for the year ended December 31, 1999 in accordance with requirements of the Emerging Issues Task Force 98-13 on accounting by an equity method investor for investee losses when the investor has loans to and investments in other securities of the investee. This adjustment was reversed in the nine months ended September 30, 2000 as the investment in NAVA was disposed of.

(c)  Deferred foreign exchange losses
     Under Canadian GAAP, unrealized foreign exchange gains and losses arising on the translation of long-term monetary items are deferred and amortized over the life of the item.

         Under U.S. GAAP, these gains and losses are included in current period earnings as they arise.

(d) Loss on disposal of a long-term investment Under U.S.GAAP, the distribution of CliniChem's Class A shares is reduced by $85,004,000 and an equivalent loss on disposal of a long-term investment is recorded.

4. Weighted average shares Under Canadian GAAP, fully diluted earnings per share assumes that all the outstanding options at the end of the year have been exercised at the beginning of the year or at the date granted, if granted during the year, and proceeds from the exercise of options have been used for investments. Under U.S. GAAP, diluted earnings per share is calculated based on the assumption that the options have been exercised at the beginning of the year or at the date granted, if granted during the year, and proceeds from the exercise of options were used at the beginning of the year or at the date granted to acquire common shares of the company at the average market price.

5. Adjustments to expense the accumulated costs of deferred charges as described in 3 (a) and (c) above.

6. Adjustments to reflect the realignment of BioChem's accounting policies to conform with those of Shire under U.S. GAAP. In 1998, BioChem spun-off to its shareholders its investment in CliniChem Development, Inc. In connection with this spin-off, BioChem retained rights in CliniChem, including that BioChem had an option to reacquire all shares in CliniChem at any time. Under EITF 99-16, this transaction would result in CliniChem continuing to be consolidated by BioChem as BioChem would have significant continuing involvement in the operations of CliniChem. However, at the time that CliniChem was spun-off, EITF 99-16 had not been issued and BioChem elected to deconsolidate CliniChem, an acceptable accounting principle at that time. The management of Shire believe that their accounting policies would have required Shire to continue to consolidate CliniChem, also an acceptable accounting alternative at the date of spin-off and a policy that conforms with the later guidance issued under EITF 99-16.

     The adjustments listed below represent the effects from:

     (a) consolidating the financial position and results of operations of CliniChem, and

     (b) eliminating intercompany licensing revenues and costs.

                                                                                                                  Nine months ended
                                                    Year ended             Year ended            Year ended         September 30,
                                                 December 31, 1997     December 31, 1998     December 31, 1999          2000
                                                       $'000                 $'000                 $'000                $'000
                                                 -----------------     -----------------     -----------------    -----------------

            Total revenue.................                  --               (14,572)              (49,973)            (29,225)
            Operating expenses............                  --                    --                    --                  11
            Operating income/(loss).......                  --               (14,572)              (49,973)            (29,214)
            Interest income...............                  --                 2,673                 3,542               1,151
            Income/(loss) before income taxes               --               (11,899)              (46,431)            (28,063)
            Income taxes..................                  --                   457                   899                 473
            Net income/(loss) from continuing
              operations..................                  --               (11,442)              (45,532)            (27,590)

     These adjustments have been derived from the financial results of CliniChem as follows:

                                                                                                           U.S. GAAP
                                                                       Canadian GAAP     Canadian GAAP    Alignments      U.S.GAAP
            Income Statement Data:                                        CAN$'000          $'000 *          $'000         $'000
            ---------------------                                      -------------     -------------    ----------     ----------

            Period ended December 31, 1998
               Total revenue.......................................         4,061            2,673          (2,673)            --
               Operating expenses..................................       (21,379)         (14,072)           (500)       (14,572)
               Operating (loss)....................................       (17,318)         (11,399)         (3,173)       (14,572)
               Interest income.....................................            --               --           2,673          2,673
               (Loss) before income taxes..........................       (17,318)         (11,399)           (500)       (11,899)
               Income taxes........................................           (66)             (43)            500            457
               Net (loss)..........................................       (17,384)         (11,442)             --        (11,442)
            Year ended December 31, 1999
               Total revenue.......................................         5,262            3,541          (3,541)            --
               Operating expenses..................................       (72,917)         (49,073)           (900)       (49,973)
               Operating (loss)....................................       (67,655)         (45,532)         (4,441)       (49,973)
               Interest income.....................................            --               --           3,542          3,542
               (Loss) before income taxes..........................       (67,655)         (45,532)           (899)       (46,431)
               Income taxes........................................            --               --             899            899
               Net (loss)..........................................       (67,655)         (45,532)             --        (45,532)
            Nine months ended September 30, 2000
               Total revenue.......................................         1,710            1,162          (1,151)            11
               Operating expenses..................................       (42,319)         (28,752)           (473)       (29,225)
               Operating (loss)....................................       (40,609)         (27,590)         (1,624)       (29,214)
               Interest income.....................................            --               --           1,151          1,151
               (Loss) before income taxes..........................       (40,609)         (27,590)           (473)       (28,063)
               Income taxes........................................            --               --             473            473
               Net (loss)..........................................       (40,609)         (27,590)             --        (27,590)


                                                                                 Canadian     Canadian
           Balance Sheet Data:                                                     GAAP         GAAP       U.S. GAAP
           As at September 30, 2000                                              CAN$'000      $'000 *        $'000
           ------------------------                                              ---------    ---------    ---------

           Cash and current investments....................................        19,413       12,882        12,882
           Other current assets............................................         4,154        2,757         2,757
           Accounts payable and accrued expenses...........................         5,714        3,792         3,792
           Shareholders' equity............................................        17,853       11,847        11,847

     In addition, as a result of the consolidation of the CliniChem figures stated above, the investment shown in the financial statements of BioChem within the caption "other assets" needs to be reversed. The value of this adjustment is $5,929,000.

     *Translation of Canadian dollars into U.S. dollars has been performed according to the method set out in note 2 above.

7. Pro forma weighted average ordinary shares have been calculated using the exchange ratios of 1.8814, 2.3517 and 1.5678 which are the mid, highest and lowest number of ordinary shares that can be issued for each BioChem share under the terms of the merger agreement. Earnings per share information is presented under the three scenarios to demonstrate the effect of the exchange ratio on the pro forma results.

8. The exchange ratio of 1.8814 has been calculated by dividing an ADS price per share of $37.00 by $59.00, which represents the mid range price, and multiplying the result by three as per the terms of the merger agreement.

9. The calculation of weighted average number of shares for the years ended December 31, 1999 and 1997 does not include potentially dilutive stock options because their inclusion would be anti-dilutive in a loss making year.

10. The unaudited pro forma combined income statement does not reflect costs expected to be incurred by Shire and BioChem directly related to the merger as these costs will not have a continuing impact on the financial results. The costs attributable to professional fees, UK stamp duty tax levied on the value of the Shire ordinary shares issued under the merger agreement and the distribution of proxy materials are estimated at $100 million.

11. Refinancing of debt has not been reflected in the unaudited pro forma combined income statements and balance sheet. Shire has not yet determined whether to seek consent or to repay the amount outstanding.